SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): January 26, 2004



                               PAMET SYSTEMS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


    Massachusetts             1-10623               04-2985838
  ------------------   --------------------       ----------------
(State or other       (Commission File Number) (IRS Identification No.)
 jurisdiction of
 incorporation)



                            1000 Main Street
                       Acton, Massachusetts  01720
                ----------------------------------------
                (Address of principal executive offices)


  Registrant's telephone number, including area code: (978)263-2060




           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

         On January 26, 2004, Pamet Systems, Inc., (the "Company") issued a press release (the "Press Release") announcing that it has filed to deregister its common stock and suspend reporting obligations under the Securities Exchange Act of 1934 by filing a Form 15.. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

            (c)      Exhibits.

            99.1     Press Release of Pamet Systems, Inc.
                     dated January 26, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Pamet Systems, Inc. (Registrant)


Dated: January 26, 2004       By: /s/ Kirke S. Curtis
                                  ----------------------
                                  Kirke S. Curtis
                                  President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.
-----------

99.1     Press Release of Pamet Systems, Inc. dated January 26, 2004.

EXHIBIT 99.1

        PAMET SYSTEMS, INC. TO FILE FORM 15 TO REDUCE COSTS
                  AND IMPROVE OPERATING RESULTS

Acton, Massachusetts, January 26, 2004 - Pamet Systems, Inc. (Pink
Sheets: PAMT or PAMT.PK) (the "Company") today announced that it has filed to deregister its common stock and suspend reporting obligations under the Securities Exchange Act of 1934 by filing a Form 15.

"Our Board of Directors has decided to take this action", said Kirke Curtis, the Company's President and Chief Executive Officer, "because we believe that disadvantages far outweigh the advantages of continuing as a public reporting company. As such, the Company incurs significant accounting, legal and administrative costs to comply with the SEC's reporting requirements. We believe that the resulting cost savings will have a positive impact on the Company's operating results. Further, because the Company's stock is thinly traded and lacks analyst coverage, we believe that the Company will be better positioned as a private company to enhance long-term shareholder value."

Immediately upon the filing of Form 15, the Company will no longer file periodic reports with the SEC, including Forms 10-K, 10-Q, and 8-K. Deregistration of the Company's common stock is expected to become effective within 90 days of filing. The Company anticipates that its common stock will continue to be quoted on the Pink Sheets, to the extent that market makers make a market in its shares. However, there is no guarantee that trading will continue.

About Pamet Systems

Pamet Systems, Inc. is a leading provider of information systems and technologies for public safety and homeland security. Incorporated in 1987, Pamet Systems, Inc., designs, develops, installs, and supports computer software and systems for the public safety market throughout the Eastern United States. The Company's innovative applications automate the acquisition, storage, processing, retrieval and communication of information for public safety agencies.

Forward-Looking Statements

Certain statements in this release may constitute "forward looking statements" within the meaning of the Securities Act of 1933 and the
Securities and Exchange Act of 1934, as amended.   Certain, but not
necessarily all, of such forward looking statements can be identified by the use of such words or phrases as "believes," "expects," "may," "will," "should," "is very likely to" or "anticipates," or other variations. The actual results of the company or industry results may be materially different from any future results expressed or implied by such forward-looking statements because of factors such as insufficiency of capital to operate the Company, inability to successfully market and bring pipeline prospects to closure, changes in the marketplace including changes in demand for public safety software. Additional information on factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.